SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                          FORM 8-K

                       Current Report

                      December 16, 2004
                      -----------------
       (Date of Report - Date of Earliest Event Reported)

                         33-02035-A
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                  (Commission File Number)

                  RAM Venture Holdings Corp.
                  --------------------------
       (Exact name of Registrant as specified in its charter)


        Florida                                59-2508470
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(State or other jurisdiction of             (IRS Employer
 incorporation or organization)           Identification No.)



5310 South Shackleford Road, Suite D, Little Rock, Arkansas 72204
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             (Address of Principal Executive Offices)

                         (501) 228-5590
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               (Registrant's Telephone Number)

        (Former Name, Former Address and Former Fiscal Year,
                    if changed since last report)



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Item 1.02 Termination of Material Definitive Agreement
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Earlier this year the Company secured an option to purchase substantially all of the assets used and useful in the operation of Mack's Sports Shop, LLLP, known more commonly as Mack's Sport Shop and Mack's Prairie Wings.

In late summer we reached an informal agreement with Mack's to extend the option exercise date to December 15, 2004. While the option is now terminated we still have an informal agreement to pursue this acquisition at such time as the funds become available.



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                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RAM VENTURE HOLDINGS CORP.



Dated: December 20, 2004         BY: /s/Jeff Harris
                                 -----------------------
                                 Jeff Harris, President



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